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                              THE JAPAN FUND, INC.

                                  Annual Report
                                December 31, 1999

                              A no-load mutual fund

                        Scudder Kemper Investments, Inc.
                               Investment Adviser

Contents
--------------------------------------------------------------------------------

                       3   Portfolio Management Discussion

                       9   Performance Update

                      11   Portfolio Summary

                      13   Investment Portfolio

                      17   Financial Statements

                      20   Financial Highlights

                      21   Notes to Financial Statements

                      26   Report of Independent Accountants

                      27   Tax Information

                      28   Officers and Directors


                            2 | The Japan Fund, Inc.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

Dear Shareholders,

In 1999, the combination of an improved economic outlook and the acceleration of corporate restructuring propelled the Japanese stock market to its best showing since the bubble collapsed in 1990. The widely-followed Nikkei 225 Index rose 36.79% in dollar terms and closed the year just short of 19,000, a level not seen since August of 1997. Small capitalization stocks provided exceptional performance over the full year, as evidenced by the 121.27% return of the Topix Second Section and the 213.13% return of the Nikkei OTC Index. In a development that paralleled events in the U.S. and other major markets, growth stocks surged while value stocks lagged significantly. The narrow nature of the rally is illustrated by the fact that only seven industry groups out of 33 -- communications, services, wholesale trade, securities, electric appliances, retail trade, and precision instruments -- outperformed the Topix in 1999. The strength in the yen provided a boost to dollar-based investors. After starting the year at 113.6O/$, the yen sank to a low of 124.32O/$ on May 20 before surging to 102.51O/$ by year-end. Both the strength of the stock market and the rise of the yen can be attributed, in part, to increased interest in the Japanese market among foreign investors.

Against this backdrop, The Japan Fund returned 119.88%, which beat the 76.02% return of the Topix Index (as measured in dollar terms) and the 105.13% median return of the 49 Japan funds tracked by Lipper Analytical Services. The fund's return also places it above the peer group median for the three, five, and ten-year periods.^1

^1 Source: Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended December 31, 1999, The Japan Fund's Lipper ranking was 22 out of 48 funds for the one-year period, 11 out of 28 funds for the three-year period, 6 out of 14 for the five-year period, and 1 out of 5 for the ten-year period.


                            3 | The Japan Fund, Inc.

Economic Backdrop

The Japanese economy produced mixed results in 1999. Japan's third quarter GDP declined by 3.8% (on an annualized, quarter-over-quarter basis), which was below the markets' expectations. Private consumption, private capital expenditures, housing, and public investments were weak, offsetting the growth in inventories and net exports. The contraction in GDP, which followed two consecutive quarterly upturns, indicated that the condition of the Japanese economy is still fragile.

However, more recent economic indicators seem to show that a recovery has indeed begun to unfold, albeit at a gradual pace. The inventory cycle is turning up behind an acceleration of industrial production, and the decline in capital expenditures appears to be moderating. The December Tankan (the Bank of Japan's Short Term Economic Survey) also indicated a gradual improvement in corporate sentiment. The mixed signals being flashed by these indicators was one of the causes of the stock market's choppy performance in the second half of the year. Nevertheless, we expect the Japanese economy to recover in 2000 and into 2001, with the primary risks to the outlook being yen strength and a slowdown in U.S. demand.

Key Market Events

The strong performance of the Japanese market in 1999 can be attributed in large part to the tremendous changes that are taking place on the corporate level. One of the most important developments of the past year was the announcement by three leading banks -- IBJ, Fuji, and Daichi-Kangyo Bank -- that they would be merging into a single holding company, "The Mizuho Bank." Sakura and Sumitomo also announced a merger later in the year. The consolidation of major banks is new in Japanese corporate history, and we expect significant ramifications across corporate Japan in coming years given the traditionally important role that major banks have played in corporate finance.



                            4 | The Japan Fund, Inc.

In this sense, the investment story in Japan is not so much a story of economic recovery as it is a story of fundamental change at the corporate level. More and more Japanese companies are becoming stock price sensitive and shareholder-oriented. For the first time in post-war history, Japanese companies are downsizing by consolidating within industries and closing down factories and unprofitable business segments. These companies have begun to focus on efficiency and profitability measures such as return on equity, return on investment, and economic value added. Regulatory and policy measures, including deregulation of share buybacks and stock options, have been introduced to promote a more market-oriented management style. We are already witnessing an acceleration of merger and acquisition activity, alliances, and consolidation across a number of industries. Most important, the companies that are implementing these measures are not marginal players but leading Japanese companies such as Toshiba, Fujitsu, and NEC.

Fund Strategy

In 1999, one of the primary drivers of fund performance was our position in technology and telecom stocks, two sectors that were propelled by the explosive growth of the Internet in Japan. Japan is the world leader in wireless data technology, digital consumer electronics, and key electrical components, and we expect many Japanese companies to benefit from the growth of Internet and wireless communications on a global basis. NTT Mobile (which rose 323%), Nippon Telegraph & Telephone Corp. (101%), Sony, and Fujitsu, Ltd. are examples of stocks in this sector that performed extremely well for us.

Fund performance was also boosted by our holdings in leading machinery stocks such as Fanuc, SMC, and THK; financial stocks such as JAFCO, Daiwa Securities, Nikko Securities, and Sakura Bank; and service sector stocks such as Tokyo Broadcasting System and Nippon Television Network. We recently identified broadcasting in media as potentially favorable investment opportunities in Japan,


                            5 | The Japan Fund, Inc.

and we believe that several leading companies in these sectors can benefit from a cyclical recovery in advertising spending, as well as secular growth in media content from digitalization, expanding distribution, and future interactive functionality in TV media.

We continue to focus on companies trading at a discount to what we believe is their future value three years out. The fund remains broadly diversified among "future blue chips"; growth stocks with lucrative business structures; global companies, such as Sony, NEC, and Fujitsu; and domestic restructuring stories, including NTT, Fuji Bank, Asahi Glass, and Sakura Bank. As always, we seek to maximize risk-adjusted returns by balancing bottom-up research with a risk management program that seeks to anticipate and prepare for a range of macroeconomic and market scenarios. We remain particularly keen on the select machinery, health care, and media sectors, as well as domestic restructuring companies and the fast-growing technology and telecom sectors. In recent months, we have begun to emphasize "quality value" opportunities, focusing on companies with strong balance sheets, rich cash flows, high earnings growth, and attractive franchise values. In turn, we have trimmed our positions in some of the growth stocks and small caps that have appreciated to our price targets.

Recent additions to the portfolio include DDI Corp., Japan's second largest long-distance telephone company. We believe that DDI should benefit from its merger with KDD Corp. and IDO Corp. We also added positions in Kyocera, which is attractively positioned in the communications technology field.

Outlook

Looking forward, we remain positive on the outlook for Japanese equities. The underlying valuations of the majority of Japanese stocks remain attractive on both a global and a historical basis in terms of price to sales, price to book, and price to cash flow. We see growing evidence of an acceleration in the necessary management changes to


                            6 | The Japan Fund, Inc.

raise margins, improve returns on equity, and realize greater shareholder value. The increasing incidence of consolidation and alliances within industries is also a positive in increasing capital and operating efficiencies. We also note that corporate profits are already beginning to recover despite falling sales and a very modest economic pickup, an anomaly that is primarily due to the acceleration of restructuring initiatives. From a supply and demand viewpoint, we anticipate that Japanese citizens will redeem trillions of yen worth of postal savings deposits and long-term CDs in 2000 and beyond. This huge liquidity inflow may add another positive backdrop to the Japanese equity market. While substantial risks continue to exist, we believe that the fundamental backdrop can support additional strong gains in the Japanese stock market in the years ahead.

Sincerely,

/s/Lynn S. Birdsong,                                   /s/Henry Rosovsky,
Lynn S. Birdsong,                                      Henry Rosovsky,
President                                              Chairman

                            7 | The Japan Fund, Inc.

The Japan Fund:

A Team Approach to Investing

The Japan Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead portfolio manager Seung Kwak assumed responsibility for the fund's investment strategy and daily operation in 1994 and has been a member of the portfolio management team since 1989. Mr. Kwak has directed our Tokyo-based research effort since he joined the Adviser in 1988.

Elizabeth J. Allan, portfolio manager, helps set the fund's general investment strategy. Ms. Allan has contributed her expertise to the management of the fund since she joined the Adviser in 1987 and has numerous years of Pacific Basin research and investing experience.



                            8 | The Japan Fund, Inc.

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              The Japan
              Fund, Inc.               TOPIX*

     '89         10000                 10000
     '90          8364                  6412
     '91          8624                  6950
     '92          7180                  5357
     '93          8877                  6648
     '94          9768                  8108
     '95          8883                  8003
     '96          7913                  6682
     '97          6774                  4808
     '98          8419                  5178
     '99         18512                  9114

                        Yearly periods ended December 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                               Total Return

                           Growth of                             Average
Period ended 12/31/1999    $10,000              Cumulative        Annual
--------------------------------------------------------------------------------
The Japan Fund, Inc.
--------------------------------------------------------------------------------
1 year                     $  21,988              119.88%              119.88%
--------------------------------------------------------------------------------
5 year                     $  18,951               89.51%               13.64%
--------------------------------------------------------------------------------
10 year                    $  18,512               85.12%                6.35%
--------------------------------------------------------------------------------

TOPIX*
--------------------------------------------------------------------------------
1 year                     $  17,602               76.02%               76.02%
--------------------------------------------------------------------------------
5 year                     $  11,242               12.42%                2.37%
--------------------------------------------------------------------------------
10 year                    $   9,114               -8.86%                -.92%
--------------------------------------------------------------------------------

* The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

                            9 | The Japan Fund, Inc.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                        Yearly periods ended December 31


               The Japan
               Fund, Inc.     TOPIX*

1990            -16.36        -35.88
1991              3.11          8.39
1992            -16.74        -22.92
1993             23.64         24.07
1994             10.03         21.96
1995             -9.07         -1.29
1996            -10.92        -16.51
1997            -14.40        -28.05
1998             24.29          7.71
1999            119.88         76.02




                1990  1991   1992   1993   1994    1995  1996   1997   1998   1999
------------------------------------------------------------------------------------
Fund Total
Return (%)      -16.36 3.11 -16.74  23.64  10.03  -9.07 -10.92 -14.40  24.29 119.88
------------------------------------------------------------------------------------
Index Total
Return (%)      -35.88 8.39 -22.92  24.07  21.96  -1.29 -16.51 -28.05   7.71  76.02
------------------------------------------------------------------------------------
Net Asset Value
($)             10.76 10.69   8.90  10.33  10.50   9.44   8.33   6.77   8.33  16.41
------------------------------------------------------------------------------------
Income
Dividends ($)     .09    --     --    .28     --     --    .08    .37    .08    .08
------------------------------------------------------------------------------------
Capital Gains
Distributions
($)              1.10   .41     --    .39    .85    .11     --     --     --   1.77
------------------------------------------------------------------------------------


* The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                            10 | The Japan Fund, Inc.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART

PIE CHART DATA:

Equity Holdings             93%                            Management strives to
Cash Equivalents             7%                           stay as close to fully
------------------------------------                     invested in equities as
                           100%                                        possible.
------------------------------------


--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 7% Cash Equivalents)


THE ORIGINAL DOCUMENT CONTAINS A PIE CHART

PIE CHART DATA:

Manufacturing               22%                          The fund's weighting in
Financial                   18%                               the technology and
Technology                  15%                           communications sectors
Communications              14%                           provided a significant
Consumer Staples             9%                             boost to performance
Health                       5%                          over the second half of
Media                        5%                                        the year.
Consumer Discretionary       4%
Service Industries           4%
Other                        4%
---------------------------------------
                           100%
---------------------------------------


                            11 | The Japan Fund, Inc.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(43% of Portfolio)                                       The fund's top holding,
                                                                NTT Mobile, rose
                                                                   323% in 1999.

  1. NTT Mobile Communications Network, Inc.
     Provider of various telecommunication services and equipment

  2. Sony Corp.
     Manufacturer of consumer electronic products

  3. Fujitsu Ltd.
     Manufacturer of computers

  4. Nippon Telegraph & Telephone Corp.
     Telecommunication services

  5. Fanuc Ltd.
     Manufacturer of numerically controlled equipment for machine tools

  6. ORIX Corp.
     Leasing company

  7. Yaskawa Electric Corp.
     Manufacturer of electric motors

  8. Ricoh Co., Ltd.
     Manufacturer of copiers and information equipment

  9. Kyocera Corp.
     Ceramic package manufacturer

 10. Tokyo Broadcasting System, Inc.
     Provider of television and radio programs


For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                            12 | The Japan Fund, Inc.

Investment Portfolio                                                  as of December 31, 1999
---------------------------------------------------------------------------------------------

                                                                     Principal
                                                                     Amount (b)     Value ($)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Short-Term Investments 7.1%
---------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp. 1.5%*, 1/3/2000
(Cost $77,580,534) ................................................   77,587,000   77,587,000

---------------------------------------------------------------------------------------------
Convertible Bonds 0.2%
---------------------------------------------------------------------------------------------

Manufacturing
Office Equipment/Supplies
Ricoh Co., Ltd., 1.5%, 3/29/2002 (Cost $1,384,356) ........... JPY   123,000,000    2,310,464


                                                                          Shares
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Common Stocks 92.7%
---------------------------------------------------------------------------------------------

Consumer Discretionary 4.0%
Department & Chain Stores 2.9%
FamilyMart Co., Ltd. ..............................................      327,600   21,805,795
York-Benimaru Co., Ltd. ...........................................      390,400   10,165,074
                                                                                  -----------
                                                                                   31,970,869
                                                                                  -----------

Home Furnishings 0.7%
Sangetsu Co., Ltd. ................................................      385,000    8,102,486
                                                                                  -----------

Restaurants 0.4%
Yoshinoya D&C Co., Ltd. ...........................................          220    3,876,273
                                                                                  -----------

Specialty Retail 0.0%
Shimachu Co., Ltd. ................................................       27,300      376,791
                                                                                  -----------

Consumer Staples 8.1%
Consumer Electronic & Photographic 6.1%
Citizen Watch Co., Ltd. ...........................................      827,000    5,261,844
Sony Corp. ........................................................      206,200   61,157,596
                                                                                  -----------
                                                                                   66,419,440
                                                                                  -----------

Food & Beverage 0.4%
Rock Field Co., Ltd. ..............................................      120,600    4,662,980
                                                                                  -----------

Package Goods/Cosmetics 1.2%
Uni-Charm Co. .....................................................      224,900   12,966,533
                                                                                  -----------

    The accompanying notes are in integral part of the financial statements.

                              13 | The Japan Fund, Inc.

                                            Shares       Value ($)
--------------------------------------------------------------------------------

Textiles 0.4%
Gunze, Ltd. ...........................     1,698,000     4,520,908
                                                         ----------

Health 4.9%
Health Industry Services 1.3%
Nichii Gakkan Co. .....................        48,900     9,568,432
Nichii Gakkan Co., (New) ..............        24,450     4,422,826
                                                         ----------
                                                         13,991,258
                                                         ----------

Pharmaceuticals 3.6%
Fujisawa Pharmaceutical Co. ...........       748,000    18,158,183
Yamanouchi Pharmaceutical Co., Ltd. ...       629,000    21,980,521
                                                         ----------
                                                         40,138,704
                                                         ----------

Communications 12.9%
Telephone/Communications
DDI Corp. .............................         1,130    15,485,513
NTT Mobile Communications Network, Inc.         1,926    74,091,425
Nippon Telegraph & Telephone Corp. ....         3,022    51,766,836
                                                         ----------
                                                        141,343,774
                                                         ----------

Financial 16.9%
Banks 5.2%
Fuji Bank, Ltd. .......................     2,439,000    23,707,195
Sakura Bank, Ltd. .....................     4,583,000    26,557,713
Sumitomo Trust & Banking Co., Ltd. ....     1,043,000     7,044,538
                                                         ----------
                                                         57,309,446
                                                         ----------

Other Financial Companies 11.7%
Daiwa Securities Co., Ltd. ............     1,231,000    19,267,512
JAFCO Co., Ltd. .......................        31,000    11,075,764
Japan Securities Finance Co., Ltd. ....       927,000     5,217,551
Nikko Securities Co., Ltd. ............     1,528,000    19,339,311
Nomura Securities Co., Ltd. ...........     1,744,000    31,496,476
ORIX Corp. ............................       186,300    41,979,503
                                                         ----------
                                                        128,376,117
                                                         ----------

Media 4.5%
Broadcasting & Entertainment
Nippon Television Network Corp. .......        13,710    16,104,150
Tokyo Broadcasting System, Inc. .......       992,000    33,597,494
                                                         ----------
                                                         49,701,644
                                                         ----------

    The accompanying notes are in integral part of the financial statements.

                            14 | The Japan Fund, Inc.

                                            Shares       Value ($)
--------------------------------------------------------------------------------

Service Industries 3.8%
Environmental Services 0.5%
Sanix Inc. ...........................       49,100    5,382,929
                                                      ----------

Miscellaneous Commercial Services 3.3%
Benesse Corp. ........................       94,200   22,683,242
Fujitsu Support and Service Inc. .....       11,900    5,835,846
Secom Co., Ltd. ......................       67,000    7,378,132
                                                      ----------
                                                      35,897,220
                                                      ----------

Durables 0.4%
Automobiles
Nissan Motor Co., Ltd. ...............    1,110,000    4,367,854
                                                      ----------

Manufacturing 19.8%
Containers & Paper 0.5%
Hokuetsu Paper Mills, Ltd. ...........      883,000    5,255,129
                                                      ----------

Diversified Manufacturing 2.2%
Sumitomo Electric Industries, Ltd. ...    2,098,000   24,253,504
                                                      ----------

Electrical Products 4.8%
Matsushita Electric Works, Ltd. ......      982,000    9,708,496
Toshiba Corp. ........................      202,000    1,542,287
Yaskawa Electric Corp. ...............    5,760,000   40,933,438
                                                      ----------
                                                      52,184,221
                                                      ----------

Industrial Specialty 2.1%
Asahi Glass Co., Ltd. ................    1,042,000    8,067,952
NHK Spring Co., Ltd. .................    1,921,000    9,401,919
Teijin, Ltd. .........................    1,631,000    6,018,863
                                                      ----------
                                                      23,488,734
                                                      ----------

Machinery/Components/Controls 7.0%
Fanuc Ltd. ...........................      364,600   46,431,539
SMC Corp. ............................       67,800   15,005,462
THK Co., Ltd. ........................      365,000   14,755,775
                                                      ----------
                                                      76,192,776
                                                      ----------

Office Equipment/Supplies 3.2%
Canon Chemicals, Inc. ................      280,700    2,280,550
Ricoh Co., Ltd. ......................    1,765,000   33,275,157
                                                      ----------
                                                      35,555,707
                                                      ----------

    The accompanying notes are in integral part of the financial statements.

                              15 | The Japan Fund, Inc.


                                                                    Shares       Value ($)
-------------------------------------------------------------------------------------------

Technology 13.7%
Diverse Electronic Products 0.7%
Matsushita Electric Industrial Co., Ltd. ..................         283,000       7,839,565
                                                                                -----------

Electronic Components/Distributors 8.1%
Kyocera Corp. .............................................         129,700      33,643,794
NEC Corp. .................................................       1,271,000      30,294,489
Nidec Corp. ...............................................          87,300      25,208,986
                                                                                -----------
                                                                                 89,147,269
                                                                                -----------

Electronic Data Processing 4.9%
Fujitsu Ltd. ..............................................       1,185,000      54,053,446
                                                                                -----------

Energy 1.8%
Oil & Gas Production
Tokyo Gas Co. .............................................       8,111,000      19,769,372
                                                                                -----------

Construction 0.5%
Building Materials
Taiheiyo Cement Corp. .....................................       2,712,000       5,176,586
                                                                                -----------

Transportation 1.4%
Miscellaneous
Yamato Transport Co., Ltd. ................................         383,000      14,846,124
                                                                                -----------



-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $647,313,649)                                       1,017,167,659
-------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $726,278,539) (a)                   1,097,065,123
-------------------------------------------------------------------------------------------



*    Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $752,157,300. At December 31, 1999, net unrealized appreciation for all securities based on tax cost was $344,907,823. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $364,431,140 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,523,317.

(b)  Principal amount stated in U.S. dollars unless otherwise noted.

    Currency Abbreviation
    ------------------------------------------------------------------------
    JPY        Japanese Yen

    The accompanying notes are in integral part of the financial statements.

                            16 | The Japan Fund, Inc.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $726,278,539)   $1,097,065,123
Cash ..................................................           10,754
Receivable for Fund shares sold .......................        3,054,331
Dividends and interest receivable .....................          131,133
Other assets ..........................................          161,113
                                                          --------------
Total assets ..........................................    1,100,422,454

Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed ......................        9,441,011
Accrued management fee ................................          977,007
Other accrued expenses and payables ...................          751,310
                                                          --------------
Total liabilities .....................................       11,169,328

Net assets, at value                                      $1,089,253,126

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...................        7,308,173
Net unrealized appreciation (depreciation) on:
  Investments .........................................      370,786,584
  Foreign currency related transactions ...............            3,979
Accumulated net realized gain (loss) ..................       55,009,471
Paid-in capital .......................................      656,144,919

Net assets, at value                                      $1,089,253,126

Net Asset Value
--------------------------------------------------------------------------------

Net Asset Value, offering and redemption price per
share ($1,089,253,126 / 66,390,778 outstanding shares
of capital stock, $.333 par value, 600,000,000
shares authorized).....................................   $        16.41


    The accompanying notes are in integral part of the financial statements.

                            17 | The Japan Fund, Inc.

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $597,691) ..........   $   3,381,920
Interest (net of foreign taxes withheld of $2,984) .............       2,186,174
                                                                   -------------
Total income ...................................................       5,568,094
                                                                   -------------
Expenses:
Management fee .................................................       5,057,471
Services to shareholders .......................................         877,024
Custodian and accounting fees ..................................         352,086
Directors' fees and expenses ...................................         214,508
Auditing .......................................................          60,030
Registration fees ..............................................          71,333
Reports to shareholders ........................................         127,329
Legal ..........................................................          73,962
Interest expense ...............................................         122,897
Other ..........................................................           3,631
                                                                   -------------
Total expenses, before expense reductions ......................       6,960,271
Expense reductions .............................................         (17,123)
                                                                   -------------

Total expenses, after expense reductions .......................       6,943,148
Net investment income (loss) ...................................      (1,375,054)

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     236,340,237
Futures ........................................................       4,136,543
Foreign currency related transactions ..........................       1,603,804
                                                                   -------------
                                                                     242,080,584
                                                                   -------------

Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     363,927,366
Foreign currency related transcations ..........................         (11,093)
                                                                   -------------
                                                                     363,916,273

Net gain (loss) on investment transactions                           605,996,857

Net increase (decrease) in net assets resulting from operations    $ 604,621,803


    The accompanying notes are in integral part of the financial statements.

                            18 | The Japan Fund, Inc.

Statements of Changes in Net Assets

                                                                                       Years Ended December 31,
Increase (Decrease) in Net Assets                                                        1999             1998
-------------------------------------------------------------------------------------------------------------------

Operations:
Net investment income (loss) .................................................   $    (1,375,054)   $      (427,405)
Net realized gain (loss) on investment transactions ..........................       242,080,584        (22,778,794)
Net unrealized appreciation (depreciation) on
  investment transactions during the period   ................................       363,916,273         93,971,345
                                                                                 ---------------    ---------------
Net increase (decrease) in net assets resulting
  from operations.............................................................       604,621,803         70,765,146
                                                                                 ---------------    ---------------
Distributions to shareholders:
From net investment income ...................................................        (4,922,799)              --
                                                                                 ---------------    ---------------
From net realized gains ......................................................      (108,916,942)              --
                                                                                 ---------------    ---------------
In excess of net investment income ...........................................              --           (3,176,155)
                                                                                 ---------------    ---------------
Fund share transactions:
Proceeds from shares sold ....................................................     2,411,950,009        657,707,572
Reinvestment of distributions ................................................       101,465,448          2,709,032
Cost of shares redeemed ......................................................    (2,262,070,034)      (646,061,885)
                                                                                 ---------------    ---------------
Net increase (decrease) in net assets from Fund
  share transactions............................................................       251,345,423         14,354,719
                                                                                 ---------------    ---------------
Increase (decrease) in net assets ............................................       742,127,485         81,943,710
Net assets at beginning of period ............................................       347,125,641        265,181,931

Net assets at end of period (including undistributed net investment income of
$7,308,173 and accumulated distributions in excess of net investment income of
$256,142, respectively) ......................................................   $ 1,089,253,126
                                                                                                    $   347,125,641

Other Information
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning of period ....................................        41,668,266         39,174,523
                                                                                 ---------------    ---------------
Shares sold ..................................................................       192,144,389         90,183,280
Shares issued to shareholders in reinvestment of
  distributions...............................................................         6,369,458            367,077
Shares redeemed ..............................................................      (173,791,335)       (88,056,614)
                                                                                 ---------------    ---------------

Net increase (decrease) in Fund shares .......................................        24,722,512          2,493,743
Shares outstanding at end of period ..........................................        66,390,778         41,668,266


    The accompanying notes are in integral part of the financial statements.

                            19 | The Japan Fund, Inc.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

---------------------------------------------------------------------------------
Years Ended December 31,                 1999     1998     1997     1996     1995
---------------------------------------------------------------------------------
Net asset value, beginning of period   $ 8.33   $ 6.77   $ 8.33   $ 9.44   $10.50
                                       -------------------------------------------
---------------------------------------------------------------------------------
Income (loss) from investment
operations:
---------------------------------------------------------------------------------
Net investment income (loss) (a)         (.02)    (.01)    (.03)    (.03)    (.01)
---------------------------------------------------------------------------------
Net realized and unrealized gain         9.95     1.65    (1.16)   (1.00)    (.94)
(loss) on investment transactions
                                       -------------------------------------------
---------------------------------------------------------------------------------
Total from investment operations         9.93     1.64    (1.19)   (1.03)    (.95)
---------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------
Net investment income                    (.08)      --       --       --       --
---------------------------------------------------------------------------------
Net realized gains on investment        (1.77)      --        --        --     --
transactions
---------------------------------------------------------------------------------
In excess of net investment income         --     (.08)    (.37)    (.08)      --
---------------------------------------------------------------------------------
In excess of net realized gains            --       --       --       --     (.11)
                                       ---------------------------------------------
---------------------------------------------------------------------------------
Total distributions                     (1.85)    (.08)    (.37)    (.08)    (.11)
---------------------------------------------------------------------------------
Net asset value, end of period         $16.41   $ 8.33   $ 6.77   $ 8.33   $ 9.44
                                       ---------------------------------------------
---------------------------------------------------------------------------------
Total Return (%)                       119.88    24.29   (14.40)  (10.92)   (9.07)
---------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------
Net assets, end of period ($ millions)  1,089      347      265      386      549
---------------------------------------------------------------------------------
Ratio of expenses (%)                    1.00     1.26     1.21     1.16     1.21
---------------------------------------------------------------------------------
Ratio of net investment income (loss)    (.20)    (.14)    (.38)    (.34)    (.24)
(%)
---------------------------------------------------------------------------------
Portfolio turnover rate (%)               114       90       96       73       70
---------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

                            20 | The Japan Fund, Inc.

Notes to Financial Statements

A. Significant Accounting Policies

The Japan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment


                            21 | The Japan Fund, Inc.

securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments. In addition, the Fund also sold securities index futures as a temporary substitute for selling selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a


                            22 | The Japan Fund, Inc.

futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese tax on capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures, foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

                            23 | The Japan Fund, Inc.

B. Purchases and Sales of Securities

During the year ended December 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $827,580,547 and $739,138,373, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such net assets, 0.70% of the next $300,000,000 of such net assets and 0.65% of such net assets in excess of $600,000,000 computed and accrued daily and paid monthly. For the year ended December 31, 1999, the fee pursuant to the Agreement amounted to $5,057,471, which was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1999, the amount charged to the Fund by SSC aggregated $516,599, of which $74,848 is unpaid at December 31, 1999.

The Fund pays each of its Directors not affiliated with the Adviser an annual fee plus specified amounts for attended board and committee meetings. For the year ended December 31, 1999, Directors' fees and expenses aggregated $155,177, of which $11,906 is unpaid at December 31, 1999.

D. Directors' Retirement Benefits

Under a retirement program, which became effective January 1, 1992, independent members of the Board of Directors who meet certain criteria become eligible to participate in an unfunded noncontributory defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Director's fees and length of service. For the year ended December 31, 1999, Directors'



                            24 | The Japan Fund, Inc.

retirement benefits amounting to $59,331 are included in Directors' fees and expenses in the statement of operations. Included in accrued expenses and other payables in the statement of assets and liabilities at December 31, 1999, is $287,039 accrued by the Fund for such benefits.

E. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Expense Off-Set Arrangements

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended December 31, 1999, the Fund's transfer agent fees were reduced by $17,123 under this arrangement.


                              25 | The Japan Fund, Inc.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and the Shareholders of The Japan Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 11, 2000


                              26 | The Japan Fund, Inc.

Tax Information
--------------------------------------------------------------------------------
                                                               December 31, 1999

The Fund paid distributions of $0.955 per share from net long-term capital gains during its year ended December 31, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $68,000,000 as capital gain dividends for its year ended December 31, 1999, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $601,000 and earned $3,388,000 of foreign source income during the year ended December 31, 1999. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.051 per share as income earned from foreign sources for the year ended December 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                            27 | The Japan Fund, Inc.

Officers and Directors
--------------------------------------------------------------------------------

Henry Rosovsky
o Chairman of the Board and
  Director
o Professor Emeritus, Harvard
  University; Professor, Geyser
  University

Lynn Birdsong*
o President

Peter Booth
o Director
o Senior Vice President;
  Corning Incorporated

William L. Givens
o Director
o President, Twain Associates

Thomas M. Hout
o Director
o Senior Advisor,
  Boston Consulting Group

John F. Loughran
o Director
o Director, The Finisterre Fund

Yoshihiko Miyauchi
o Director
o President and CEO, ORIX Corporation

William V. Rapp
o Director
o Academic Director, International
  Relations, Yale University; Senior
  Research Associate, Columbia
  University; Managing Director, Rue
  Associates

Takeo Shiina
o Director
o Chairman, President and CEO, IBM
  Japan, Ltd.

O. Robert Theurkauf*
o Director

Hiroshi Yamanaka
o Director
o Advisor to the Board, The Meiji
  Mutual Life Insurance Company

Elizabeth J. Allan*
o Vice President

William E. Holzer*
o Vice President

Maureen E. Kane*
o Assistant Secretary

Seung Kwak*
o Vice President

Miyuki Wakatsuki*
o Vice President

Gina Provenzano*
o Vice President and Treasurer

Kathryn L. Quirk*
o Vice President and Secretary

John R. Hebble*
o Assistant Treasurer

* Scudder Kemper Investments, Inc.

                            28 | The Japan Fund, Inc.

HONORARY DIRECTORS

William H. Gleysteen, Jr.
o Consultant; Guest Scholar,
  Brookings Institute

Jonathan Mason
o Former Chairman of the Board and
  Director, The Japan Fund, Inc.

James W. Morley
o Professor of Political Science
  Emeritus, Columbia University

Robert G. Stone, Jr.
o Chairman Emeritus and Director,
  Kirby Corporation

Shoji Umemura
o Former Director of The Japan
  Fund, Inc.
o Board Counselor, The Nikko
  Securities Co., Ltd.

                            29 | The Japan Fund, Inc.

Notes

Notes

                                     [LOGO]

You can call toll free (1-800-343-2890) anytime day or night and get access to automated information regarding transactions in your account as well as The Japan Fund's share price. By using your touch-tone telephone and providing the necessary information (including your account number), you can receive daily updates from this computerized system.

We remind all shareholders that the Fund offers a free dividend reinvestment program. You can obtain additional information about this feature and arrange to have all dividends and capital gain distributions reinvested in additional Fund shares by calling The Japan Fund Service Center at 1-800-53-JAPAN (1-800-535-2726). The Fund typically distributes capital gains twice a year (December and March).

                               HOW TO CONTACT US:

                                 1-800-53-JAPAN

                                 1-800-535-2726
                      (Outside the U.S. call 617-295-1000)

                                 The Japan Fund
                           Shareholder Service Center
                            Two International Place
                                Boston, MA 02110

                        Scudder Kemper Investments, Inc.
                               Investment Manager

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.